UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 23, 2019
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East, Ruston, Louisiana		71270
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (318) 255-2222
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 2.02	Results of Operations and Financial Condition
On January 23, 2019, Origin Bancorp, Inc. (the "Registrant") issued a press release announcing its fourth quarter and full year 2018 results of operations. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
On Thursday, January 24, 2019 at 8:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their fourth quarter and full year 2018 financial results. The webcast will include presentation materials which consist of information regarding the Registrant's operating and growth strategies and financial performance. The presentation materials will be posted on the Registrant's website on January 23, 2019. The presentation materials are attached hereto as Exhibit 99.2, which is incorporated herein by reference.
As provided in General Instructions B.2 to Form 8-K, the information furnished in Item 2.02, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events
On January, 23, 2019, the Registrant issued a press release announcing that the Board of Directors of the Registrant declared a quarterly cash dividend of $0.0325 per share, payable on February 28, 2019, to stockholders of record as of the close of business on February 14, 2019. The press release is attached to this report as Exhibit 99.3, which is incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Retirement of John M. Buske and resignation of Oliver Goldstein as Directors
On January 22, 2019, John M. Buske informed the Board of Directors of the Registrant that he has decided not to stand for re-election as a director at the Registrant’s 2019 annual meeting of stockholders. Accordingly, Mr. Buske's retirement from the Board of Directors and as Chairman of its Compensation Committee will be effective when his term expires at the 2019 annual meeting of stockholders. Mr. Buske's retirement did not result from any disagreement with the Registrant or any matter related to the operations, practices or policies of the Registrant. The Registrant will assign another current director to replace Mr. Buske as Chairman of the Compensation Committee of the Board of Directors. Mr. Buske served on the Board of Directors since 1992.
On January 23, 2019, Oliver Goldstein informed the Board of Directors of the Registrant that he has decided to resign from the Board of Directors of the Registrant, effective February 1, 2019. Mr. Goldstein's resignation did not result from any disagreement with the Registrant or any matter related to the operations, practices or policies of the Registrant. Mr. Goldstein served on the Board of Directors since 2012.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit 99.1	Press release, dated January 23, 2019, announcing fourth quarter and full year 2018 earnings
Exhibit 99.2	Presentation materials
Exhibit 99.3	Press release, dated January 23, 2019, announcing quarterly dividend

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2019	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer